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                                                                    EXHIBIT 10.3


                                FIRST AMENDMENT
                                    TO THE
                                  PAYMENTECH
                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                       (Effective as of March 22, 1996)

Pursuant to Section 10.1 of the Paymentech Supplemental Executive Retirement Plan (Effective as of March 22, 1996) (hereinafter the "Plan") the Plan, as amended to date, is hereby further amended, effective as of July 1, 1997, as follows:


1. Article 4 of the Plan is amended by addition of Section 4.6 to read as follows:

     "4.6 RULES OF CALCULATION

          In calculating amounts under Section 4.1(a), Section 4.2(a), Section 4.3(a), Section 4.4(a) (including amounts calculated under such Sections for purposes of Section 7.1) and under Section 6.2(a), the Participant's Compensation for a Plan Year shall include any amount deferred by such Participant for such Plan Year under the terms of the First USA Deferred Compensation Program."


IN WITNESS WHEREOF, the Company has caused this Amendment to be executed, effective as of the date set forth above, by its duly authorized officer.



                                        PAYMENTECH, INC.


Date:  April 22, 1998                   By:  /s/ Philip Taken
       --------------                      ------------------

                                        Title: Chief Administrative Officer,
                                               -----------------------------
                                               General Counsel & Secretary